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                                                                EXHIBIT 10.15.1

                                 FIRST AMENDMENT

         THIS FIRST AMENDMENT dated as of August 12, 2003 (this "Amendment") is to the Credit Agreement (as amended, the "Credit Agreement") dated as of February 25, 2003 among LITHIA MOTORS, INC. (the "Company"!, various financial institutions (the "Lenders") and DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC, as agent for the Lenders (the "Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined in the Credit Agreement.

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1 AMENDMENTS. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below):

         1.1 Sections 9.6.1 and 9.6.4 of the Credit Agreement shall be amended by substituting the words "the end of any Computation Period" for the words "any time" therein.

         SECTION 2 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Lenders that: (a) the representations and warranties made in Section 8 of the Credit Agreement are true and correct on and as of the Amendment Effective Date (as defined below) with the same effect as if made on and as of the Amendment Effective Date (except to the extent relating solely to an earlier date, in which case they were true and correct as of such earlier date); (b) no Event of Default or Unmatured Event of Default exists or will result from the execution of this Amendment; (c) no event or circumstance has occurred since the Closing Date that has resulted, or would reasonably be expected to result, in a Material Adverse Effect; (d) the execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Credit Agreement") (i) are within the corporate powers of the Company,
(ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary approval from any governmental authority and (iv) do not and will not contravene or conflict with any provision of any law, rule or regulation or any order, decree, judgment or award which is binding on the Company or any of its Subsidiaries or of any provision of the certificate of incorporation or bylaws or other organizational documents of the Company or of any agreement, indenture, instrument or other document which is binding on the Company or any of its Subsidiaries; and (e) the Amended Credit Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

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         SECTION 3 EFFECTIVENESS. The amendments set forth in Section 1 above shall become effective as of February 25, 2003 (the "Amendment Effective Date") on such date when the Agent shall have received (a) a counterpart of this Amendment executed by the Company and the Required Lenders (or, in the case of any party other than the Company from which the Agent has not received a counterpart hereof, facsimile confirmation of the execution of a counterpart hereof by such party) and (b) each of the following documents, each in form and substance satisfactory to the Agent:

         3.1 Reaffirmation. A counterpart of the Reaffirmation of Loan Documents, substantially in the form of Exhibit A. executed by each Loan Party other than the Company. 3.2 Other Documents. Such other documents as the Agent or any Lender may reasonably request.

         SECTION 4 MISCELLANEOUS.

         4.1 Continuing Effectiveness, etc. As hereby amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. As of the Amendment Effective Date, all references in the Credit Agreement, the Notes, each other Loan Document and any similar document to the "Credit Agreement" or similar terms shall refer to the Amended Credit Agreement.

         4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         4.3 Expenses. The Company agrees to pay the reasonable costs and expenses of the Agent (including reasonable fees and disbursements of counsel, including, without duplication, the allocable costs of internal legal services and all disbursements of internal legal counsel) in connection with the preparation, execution and delivery of this Amendment.

         4.4 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Michigan applicable to contracts made and to be wholly performed within the State of Michigan.

         4.5 Successors and Assigns. This Amendment shall be binding upon the Company, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent.

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             Delivered as of the day and year first above written.

                                               LITHIA MOTORS, INC.

                                               By: _____________________________
                                               Title: __________________________

                                               DAIMLERCHRYSLER SERVICES NORTH
                                               AMERICA LLC, as Agent, as Issuing
                                               Lender and as a Lender

                                               By: _____________________________
                                               Title: __________________________

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

                                    EXHIBIT A

                              FORM OF REAFFIRMATION

                                 August 12, 2003

DaimlerChrysler Services North
America LLC, as Agent
and the Lenders party
to the Amended and Restated Credit Agreement referred to below
27777 Inkster Road
Farmington Hills, Michigan 48334
Attn: Michele Nowak

         RE: REAFFIRMATION OF LOAN DOCUMENTS

Ladies and Gentlemen:

         Please refer to:

         (a) The Security Agreement dated as of February 25, 2003 (the "Security Agreement") among Lithia Motors, Inc. (the "Company"), its subsidiaries and DaimlerChrysler Services North America LLC in its capacity as Agent (in such capacity, the "Agent");

         (b) The Guaranty dated as of February 25, 2003 (the "Guaranty") executed in favor of the Agent and various other parties by all subsidiaries of the Company; and

         (c) The Pledge Agreement dated as of February 25, 2003 (the "Pledge Agreement") executed by the Company and certain of its subsidiaries.

         Each of the undersigned acknowledges that the Company, the Lenders and the Agent have executed the First Amendment (the "First Amendment") to the Credit Agreement dated as of February 25, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined herein have the meanings given in the Credit Agreement.

         Each of the undersigned hereby confirms that the Security Agreement, the Guaranty, the Pledge Agreement and each other Loan Document to which such undersigned is a party remains in full force and effect after giving effect to the effectiveness of the First Amendment and that, upon such effectiveness, all references in each Loan Document to the "Credit Agreement" shall be references to the Credit Agreement, as amended by the First Amendment.

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DaimlerChrysler Services North
America LLC, as Agent
August 12, 2003

         This letter agreement may be signed in counterparts and by the various parties on separate counterparts. This letter agreement shall be governed by the laws of the State of Michigan applicable to contracts made and to be performed entirely within such State.

                                          HUTCHINS EUGENE NISSAN, INC.
                                          HUTCHINS IMPORTED MOTORS, INC.
                                          LGPAC, INC.
                                          LITHIA AUTO SERVICES, INC.
                                          LITHIA BNM, INC.
                                          LITHIA DE, INC.
                                          LITHIA DM, INC.
                                          LITHIA HPI, INC.
                                          LITHIA KLAMATH, INC.
                                          LITHIA LAC, INC.
                                          LITHIA LP OF TEXAS, LLC
                                          LITHIA MEDFORD HON, INC.
                                          LITHIA MOTORS SUPPORT SERVICES, INC.
                                          LITHIA MTLM, INC.
                                          LITHIA OF ROSEBURG, INC.
                                          LITHIA RENTALS, INC.
                                          LITHIA ROSE-FT, INC.
                                          LITHIA SH LLC
                                          SOE, LLC
                                          LITHIA SOC, INC.
                                          SATURN OF SOUTHWEST OREGON, INC.
                                          LITHIA CHRYSLER JEEP OF ANCHORAGE,
                                           INC.
                                          LITHIA IMPORTS OF ANCHORAGE, INC.
                                          LITHIA CIMR, INC.
                                          LITHIA CJDB, INC.
                                          LITHIA DC, INC.
                                          LITHIA FMF, INC.
                                          LITHIA FN, INC.
                                          LITHIA FVHC, INC.
                                          LITHIA JEF, INC.
                                          LITHIA MMF, INC.
                                          LITHIA NF, INC.
                                          LITHIA OF ANCHORAGE, INC.
                                          LITHIA TKV, INC.
                                          LITHIA TR, INC.

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

                                          LITHIA VWC, INC.
                                          LITHIA VWPC, INC.
                                          LITHIA CENTENNIAL CHRYSLER PLYMOUTH
                                           JEEP, INC.
                                          LITHIA CHERRY CREEK DODGE, INC.
                                          LITHIA COLORADO CHRYSLER PLYMOUTH,
                                           INC.
                                          LITHIA COLORADO JEEP, INC.
                                          LITHIA COLORADO SPRINGS JEEP CHRYSLER
                                           PLYMOUTH, INC.
                                          LITHIA FOOTHILLS CHRYSLER, INC.
                                          LITHIA OF THORNTON, INC.
                                          LITHIA CB, INC.
                                          LITHIA DB, INC.
                                          LITHIA IB, INC.
                                          LITHIA  LMB, INC.
                                          LITHIA FORD OF BOISE, INC.
                                          LITHIA OF CALDWELL, INC.
                                          LITHIA OF POCATELLO, INC.
                                          LITHIA POCA-HON, INC.
                                          LITHIA CD, INC.
                                          LITHIA OF OMAHA, INC.
                                          LITHIA MBO, INC.
                                          LITHIA RENO SUB-HYUN, INC.
                                          LITHIA SALMIR, INC.
                                          LITHIA AUTOMOTIVE, INC.
                                          LITHIA OF SIOUX FALLS, INC.
                                          LITHIA GP OF TEXAS, LLC
                                          LITHIA CJDBS, L.P.
                                          LITHIA CJDO, L.P.
                                          LITHIA CJDSA. L.P.
                                          LITHIA CM, L.P.
                                          LITHIA CO, L.P.
                                          LITHIA CSA, L.P.
                                          LITHIA DMID, L.P.
                                          LITHIA DSA, L.P.
                                          LITHIA HMID, L.P.
                                          LITHIA NSA, L.P.
                                          CAMP AUTOMOTIVE, INC.
                                          LITHIA VS LLC
                                          LITHIA BC, INC.
                                          LITHIA DC OF RENTON, INC.
                                          LITHIA DODGE OF  TRI-CITIES, INC.
                                          LITHIA FTC, INC.
                                          LITHIA 1C, INC.

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                                          LITHIA LAC OF WASHINGTON, LLC
                                          LITHIA OF SEATTLE, INC.
                                          TC HON, INC.
                                          LITHIA HYR, INC.
                                          LITHIA CS, INC.
                                          LITHIA OF FAIRFIELD, INC.
                                          LITHIA OF SANTA ROSA, INC.
                                          LITHIA OF VACAVILLE, INC.
                                          LITHIA CCTF, INC.
                                          LITHIA OF TWIN FALLS, INC.
                                          LITHIA LMM, INC.
                                          LITHIA OF MISSOULA, INC.
                                          LITHIA OF OKLAHOMA, INC.
                                          LITHIA OF BILLINGS, INC.
                                          LITHIA OF SPOKANE, INC.

                                          By:___________________________________
                                          Title:________________________________


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ACKNOWLEDGED AND AGREED
as of the date first written above

DAIMLERCHRYSLER SERVICES NORTH
AMERICA, LLC, as Agent

By:_________________________________
Title:______________________________

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